Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of Alternet Systems Inc. (the “Company”) on Form 10-KSB/A No.2 for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “ Report”), I, Henryk Dabrowski, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that:

1.	The Report on Form 10KSB/A No.2 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August 20, 2008	By:	/s/ Henryk Dabrowski
Henryk Dabrowski
Chief Executive Officer